SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 2, 2005

         AMERICAN SAFETY INSURANCE HOLDINGS, LTD. (Exact Name of Registrant as Specified in its Charter)

         Bermuda                           1-4795                                          Applicable
(State or Other Jurisdiction            (Commission                                      (IRS Employer
      of Incorporation)                   File Number)                                Identification No.)
44 Church Street P.O. Box HM2064

Hamilton HM HX, Bermuda

(Address of Principal Executive Offices)

Registrant's telephone number, including area code(441) 295-5688

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02. Results of Operations and Financial Condition.

        The Registrant issued a press release reporting its financial results for the third quarter 2005. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

99.1 Press Release of American Safety Insurance Holdings, Ltd. issued November 2, 2005

The information set forth under Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                                                         (Registrant)

Dated:            November 2, 2005    By:      /s/Stephen R. Crim
                                             Stephen R. Crim
                                             President and Chief Executive Officer

EXHIBIT INDEX

99.1 Press Release of American Safety Insurance Holdings, Ltd. November 2, 2005.